UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 12, 2006

                               SEA CONTAINERS LTD.
             (Exact name of registrant as specified in its charter)

               Bermuda                  1-7560               98-0038412
           (State or other           (Commission            (IRS Employer
   jurisdiction of incorporation)    File Number)        Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
               Registrant's telephone number, including area code:

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

         On June 12, 2006, Sea Containers Ltd. issued two separate news releases regarding the sale of its Silja ferry business to AS Tallink Grupp and providing an update on Sea Containers' financial condition, GE SeaCo and other matters.

Item 9.01.     Financial Statements and Exhibits

               (d)     Exhibit

                       99.1 Press Release re Sea Containers to Sell Silja Ferry Business to Tallink for $594 Million dated June 12, 2006.

                       99.2 Press Release re Sea Containers Provides Update on Financial Condition, GE SeaCo and Other Matters dated June 12, 2006.






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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SEA CONTAINERS LTD.


                                            By: /s/Edwin S. Hetherington
                                                ------------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                and Secretary

Date: June 12, 2006









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


                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      ------------------------------------------------------------

 99.1 Press Release re Sea Containers to Sell Silja Ferry Business to Tallink for $594 Million dated June 12, 2006.

 99.2 Press Release re Sea Containers Provides Update on Financial Condition, GE SeaCo and Other Matters dated June 12, 2006.








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